                                                                   EXHIBIT 10.46

                         [SLOUGH ESTATES LETTERHEAD]

                                                       Slough Estate USA Inc.
                                                       33 West Monroe Street
                                                       Suite 2000
                                                       Chicago, Illinois 60603
                                                       Direct 312.558.9219
                                                       Main   312.558.9100
                                                       Fax    312.558.9041
                                                       E-mail bill@sloughusa.com

VIA EXPRESS MAIL
- ----------------


November 13, 2000                                      William Rogalia
                                                       Vice President
                                                       Development


Mr. Delbert F. Foit, Jr.
Chief Operating Officer
Sequenom, Inc.
11555 Sorrento Valley Road
San Diego, CA  92121-1331

RE:  Torrey Pines Science Center - Lot 11 Facility

Dear Del:

Pursuant to our conversations, this letter serves to amend the Lease dated March 29, 2000 between TPSC IV, LLC ("Landlord") and Sequenom, Inc. ("Tenant") in regards to the following:

                           Exhibit W:     WORK LETTER

                            Article 1:  Definitions

For the definition of "Allowance," the dollar amount of One Hundred Dollars ($100.00) is hereby amended to read One Hundred and Three Dollars ($103.00) per square foot of building area to reflect Landlord's contribution toward the completion of Tenant Improvements.

Please acknowledge your acceptance of the above amendment with your signature below and forward one (1) original to my attention.

Very truly yours,

/s/ William Rogalia

William Rogalia

WR/jns

AGREED and ACCEPTED
- -------------------

TPSC IV, LLC                            SEQUENOM, INC.

By: /s/ William Rogalia                 By:  /s/ Delbert F. Foit, Jr.
    ---------------------------            -----------------------------------
Title: VP                               Title:  Chief Operating Officer
      -------------------------               --------------------------------
Date:  11/13/00                         Date:  11/14/00
     --------------------------              ---------------------------------

A wholly owned subsidiary of SLOUGH ESTATES plc. 234 Bath Road, Slough SLI 4EE,
                                    England